Exhibit 10.15
EXECUTION VERSION
TRADEMARK SECURITY AGREEMENT
     TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of December 24, 2009, among Altra Industrial Motion, Inc., a Delaware corporation (the “Company”), the Subsidiaries and Affiliates of the Company named on the signature pages hereto (each, a “Grantor” and collectively, the “Grantors”), and The Bank of New York Mellon Trust Company, N.A., acting in the capacity as Collateral Agent for the benefit of itself and the Holders under the Indenture referred to below (in such capacity, the “Collateral Agent”)
WITNESSETH:
     WHEREAS, pursuant to the terms of that certain Indenture, dated as of November 25, 2009 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among Altra Holdings, Inc. (“Holdings”), the guarantors party thereto and the Collateral Agent, the Holders will purchase the Notes issued by Holdings;
     WHEREAS, pursuant to the Pledge and Security Agreement, dated as of November 25, 2009 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Grantors and the Collateral Agent, the Grantors granted to the Collateral Agent a security interest and continuing lien on all of each Grantors’ right, title and interest in, to and under all Collateral, including the Trademark Collateral (as defined below), and all Collateral in each case whether now owned or existing or hereafter acquired or arising to secure the prompt and complete payment and performance of all Secured Obligations (as defined in the Security Agreement) including the obligations of the Grantors under the Indenture;
     WHEREAS, the parties to the Indenture contemplate and intend that, if an Event of Default (as defined in the Indenture) shall occur and be continuing, the Collateral Agent shall have all rights of a secured party in and to the Trademark Collateral and any proceeds thereof, including, without limitation, the right to exercise its remedies under the Indenture in connection with all of each Grantor’s right, title and interest in such Trademark Collateral; and
     WHEREAS, pursuant to the Indenture and the Security Agreement, the Grantors are required to execute and deliver this Agreement.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Grantors agree as follows:
     Section 1. Defined Terms
     Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
     Section 2. Grant of Security Interest in Trademarks
     The Grantors hereby grant to the Collateral Agent a security interest in all of their right, title and interest in, to and under the Trademarks, including the Trademarks listed in Schedule A, in each case whether now owned or hereafter acquired (collectively, the “Trademark Collateral”).

     Section 3. Security for Obligations
     This Agreement secures, and the Trademark Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise of all Secured Obligations.
     Section 4. Security Agreement
     The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any irreconcilable conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall control.
     Section 5. Recordation
     The Grantors hereby authorize and request that the Commissioner of Patent and Trademarks and any other applicable United States government officer record this Agreement.
     Section 6. Subordination
     The lien and security interest evidenced by this Agreement and the exercise of any right or remedy by the Collateral Agent in respect thereof is junior and subordinate to the interest of JPMorgan Chase Bank, N.A., individually and as Senior Agent and is subject to the provisions of that certain Intercreditor and Lien Subordination Agreement, dated as of November 25, 2009, as amended, supplemented, modified or replaced from time to time in accordance with the terms thereof among JPMorgan Chase Bank, N.A., as Senior Agent, The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, and Altra Holdings, Inc., Altra Industrial Motion, Inc. and certain of their subsidiaries.
     Section 7. Miscellaneous
     This Agreement shall be governed by, and construed in accordance with the laws of the State of New York.
     This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.
[Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the Grantors have caused this Agreement to be duly executed and delivered by a duly authorized officer as of the date first set forth above.

GRANTORS:

ALTRA INDUSTRIAL MOTION, INC.
ALTRA HOLDINGS, INC.

By	/s/ Glenn E. Deegan

Name:	Glenn E. Deegan
Title:	Vice President, Legal and Human Resources,
General Counsel and Secretary

AMERICAN ENTERPRISES MPT CORP.
NUTTALL GEAR LLC
AMERICAN ENTERPRISES MPT HOLDINGS, LLC
AMERIDRIVES INTERNATIONAL, LLC
FORMSPRAG LLC
WARNER ELECTRIC LLC
WARNER ELECTRIC TECHNOLOGY LLC
BOSTON GEAR LLC
KILIAN MANUFACTURING CORPORATION
WARNER ELECTRIC INTERNATIONAL HOLDING, INC.
TB WOOD’S CORPORATION
TB WOOD’S INCORPORATED
TB WOOD’S ENTERPRISES, INC.
INERTIA DYNAMICS, LLC

By	/s/ Glenn E. Deegan

Name:	Glenn E. Deegan
Title:	Secretary

COLLATERAL AGENT: THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent
By:	/s/ Raymond Torres
	Name:	Raymond Torres
	Title:	Senior Associate

SCHEDULE A
TO
TRADEMARK SECURITY AGREEMENT
REGISTERED TRADEMARKS
[Attached]

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status
TM	USA	Boston Gear LLC	ACE	1771190	5/18/1993	74253998	3/10/1992	Active
TM	USA	Ameridrives International, LLC	AMERICAN	0529539	8/22/1950	71578852	4/29/1949	Active
TM	USA	Ameridrives International, LLC	AMERICARDAN	2,488,262	09/11/01	75621192	01/15/1999	Active
TM	USA	Ameridrives International, LLC	AMERIDISC & Design	0802185	1/18/1966	72219296	5/19/1965	Active
TM	USA	Ameridrives International, LLC	AMERIDRIVES	2168489	6/23/1998	75204229	11/25/1996	Active
TM	USA	Ameridrives International, LLC	AMERIFLEX	1000720	12/31/1974	72444883	1/2/1973	Active
TM	USA	Warner Electric Technology LLC	AUTOGAP	681,746	07/14/1959	72046678	2/26/1958	Active
TM	USA	Boston Gear LLC	BEAR-N-BRONZ	0603829	3/29/1955	71665847	5/6/1954	Active
TM	USA	Boston Gear LLC	BG & Design	0298486	10/25/1932	71327723	6/4/1932	Active
TM	USA	Boston Gear LLC	BOSTRONG & Design	0837074	10/17/1967	72251147	7/27/1966	Active
TM	USA	Boston Gear LLC	BOST-BRONZ	0547544	9/4/1951	71597836	5/20/1950	Active
TM	USA	Boston Gear LLC	BOST-BRONZ	0612905	9/27/1955	71677082	11/22/1954	Active
TM	USA	Boston Gear LLC	BOST-FLEX	1111218	1/16/1979	73163090	3/21/1978	Active
TM	USA	Boston Gear LLC	BOSTON	0522912	3/28/1950	71535926	9/27/1947	Active
TM	USA	Boston Gear LLC	BOSTON & Design	1374572	12/10/1985	73514378	12/19/1984	Active
TM	USA	Boston Gear LLC	BOSTON GEAR	0905805	1/12/1971	72338165	9/17/1969	Active
TM	USA	Boston Gear LLC	BOSTON GEAR	0905846	1/12/1971	72338166	9/17/1969	Active
TM	USA	Boston Gear LLC	BOSTONE	1131198	2/26/1980	73163091	3/21/1978	Active
TM	USA	Formsprag LLC	CEBMAG	1352456	08/06/1985	73513313	12/13/1984	Active
TM	USA	Formsprag LLC	CECON	2871858	08/10/04	78/300,412	09/15/2003	Active
TM	USA	Boston Gear LLC	CENTRIC	1365217	10/15/1985	73434105	7/11/1983	Active
TM	USA	Boston Gear LLC	DCX	1689927	6/2/1992	74151919	3/27/1991	Active
TM	USA	Boston Gear LLC	DCX PLUS	1794125	9/21/1993	74151939	3/27/1991	Active
TM	USA	Nuttall Gear LLC	DELROYD	3025384	12/13/2005	76/586088	4/12/2004	Active
TM	USA	Warner Electric Technology LLC	ELECTRO-MODULE	0838675	11/14/1967	72200306	8/20/1964	Active
TM	USA	Warner Electric Technology LLC	ELECTRO-PACK	0741888	12/11/1962	72127440	9/7/1961	Active
TM	USA	Warner Electric Technology LLC	F AND DESIGN	0743735	01/15/1963	72125482	8/7/1961	Active
TM	USA	Warner Electric Technology LLC	FORMCHROME	0867512	04/01/1969	72300576	6/17/1968	Active
TM	USA	Warner Electric Technology LLC	FORM-LOCK	0870852	06/10/1969	72300575	6/17/1968	Active
TM	USA	Warner Electric Technology LLC	FORMSRPAG & Design	0444642	01/15/1952	71510384	10/7/1946	Active
TM	USA	Warner Electric Technology LLC	FORMSPRAG	1216418	11/16/1982	73326809	9/4/1981	Active
TM	USA	Warner Electric Technology LLC	KOPPER KOOL	1258259	11/22/1983	73334553	10/28/1981	Active
TM	USA	Warner Electric Technology LLC	LLH	1759504	03/23/1993	74303730	8/13/1992	Active
TM	USA	Warner Electric Technology LLC	MAG STOP	1,851,941	08/30/1994	74327472	11/2/1992	Active
TM	USA	Warner Electric Technology LLC	MAGNUM	2,892,316	10/12/2004	76/336,606	11/13/2001	Active
TM	USA	Formsprag LLC	MARLAND	2667819	12/31/2002	76118280	8/28/2000	Active
TM	USA	Warner Electric Technology LLC	MESUR-FIL	0990826	08/13/1974	72464823	8/6/1973	Active
TM	USA	Warner Electric Technology LLC	MISTRAL	2168734	06/30/1998	74240876	1/28/1992	Active
TM	USA	Boston Gear LLC	MOTOR MULTIPLIER	1131648	3/11/1980	73184680	9/5/1978	Active
TM	USA	Nuttall Gear LLC	NGC & Design	3031121	12/20/2005	76/586087	4/12/2004	Active
TM	USA	Nuttall Gear LLC	Nuttall	3031120	12/20/2005	76/586086	4/12/2004	Active
TM	USA	Boston Gear LLC	OPTIMOUNT	0670192	11/25/1958	72046238	2/20/1958	Active
TM	USA	Warner Electric Technology LLC	PCE	1136601	06/03/1980	73193726	11/17/1978	Active
TM	USA	Boston Gear LLC	RATIOPAX	0985828	6/11/1974	72456678	5/7/1973	Active
TM	USA	Boston Gear LLC	RATIOTROL	0743713	1/15/1963	72137450	2/7/1962	Active
TM	USA	Warner Electric Technology LLC	SHEAVE-GRIP	3,085,816	4/25/2006	76/498,191	3/14/2003	Active
TM	USA	Warner Electric Technology LLC	UNIDAMP	1795619	09/28/1993	74038916	3/16/1990	Active
TM	USA	Warner Electric Technology LLC	UNIMODULE	1678062	03/03/1992	74053993	4/30/1990	Active
TM	USA	Warner Electric Technology LLC	WARNER & Design	0527445	07/11/1950	71528385	7/11/1947	Active
TM	USA	Warner Electric Technology LLC	WARNER ELECTRIC	1,026,080	12/02/1975	73035013	10/18/1974	Active
TM	USA	Ameridrives International, LLC	AMERIGEAR	2,951,600	5/17/2005	78/373,119	2/24/2004	Active
TM	USA	Ameridrives International, LLC	THE AMERICAN FULLY CROWNED TOOTH	2980971	5/10/2005	78/373,135	2/24/2004	Active
TM	USA	Boston Gear LLC	POSIVENT	2875347	08/17/2004	76/423,536	06/20/2002	Active
TM	USA	Boston Gear LLC	STABILI SEAL	3,131,135	08/15/2006	78/564,645	02/10/2005	Active
TM	USA	Warner Electric Technology Inc.	WICHITA CLUTCH	3039567	01/10/2006	76/620135	11/12/04	Active
TM	USA	Altra Industrial Motion, Inc.	A&Design	3,146,781	09/19/2006	78/560930	02/04/2005	Active
TM	USA	Warner Electric Technology LLC	AQUAMAKKS	3,490,449	08/19/2008	78/821,282	02/23/2006	Active
TM	USA	Warner Electric Technology LLC	Warner Electric	3,287,916	09/04/2007	78/790,162	01/12/2006	Active
TM	USA	Boston Gear LLC	CENTRIGARD	3,374,068	1/22/2008	78/774,995	12/16/2005	Active
TM	USA	Altra Industrial Motion, Inc.	Altra Industrial Motion	3360155	12/25/2007	76/621069	11/17/2004	Active
TM	USA	Warner Electric Technology LLC	Warner Linear	3,413,352	04/15/2008	78/910,851	06/19/2006	Active
TM	USA	Altra Industrial Motion, Inc.	A-Track	3,263,081	07/10/2007	78/790085	1/12/2006	Active
TM	USA	Kilian Manufacturing Corporation	KILIAN	1216354	11/16/1982	73277508	9/11/1980	Active
TM	USA	Kilian Manufacturing Corporation	KILROL	2827924	3/30/2004	78213978	2/12/2003	Active
TM	USA	Warner Electric Technology LLC	GFR	3,494,910	9/2/2008	77/247,944	08/06/07	Active
TM	USA	Warner Electric Technology LLC	B-Track	3,609,446	4/21/2009	77/237,461	07/24/2007	Active
TM	USA	TB Woods Enterprises, Inc.	All-Pro	2,165,737	6/16/1998	75/290,731	5/12/1997	Active
TM	USA	TB Woods North Carolina, Inc.	Braketron	1,164,393	8/11/1981	73/254,657	3/19/1980	Active
TM	USA	TB Woods Enterprises, Inc.	Deck & Design (stylized lettering)	1,409,209	9/16/1986	73/581,633	2/7/1986	Active
TM	USA	TB Woods Enterprises, Inc.	Disc-O-Torque	859,264	10/29/1968	72/285,224	11/20/1967	Active
TM	USA	TB Woods Enterprises, Inc.	Dura-Flex	1,116,828	4/24/1979	73/158,649	2/13/1978	Active
TM	USA	TB Woods Enterprises, Inc.	First In Couplings	1,361,466	9/24/1985	73/526,310	3/11/1985	Active
TM	USA	TB Woods Enterprises, Inc.	Form-Flex	2,152,362	4/21/1998	75/273,175	4/11/1997	Active
TM	USA	TB Woods Enterprises, Inc.	Poole	2,191,918	9/29/1998	75/251,697	2/28/1997	Active
TM	USA	TB Woods Enterprises, Inc.	Qt Power Chain	2,723,745	6/10/2003	76/403,299	5/2/2002	Active
TM	USA	TB Woods Enterprises, Inc.	Roto-Cam	859,263	10/29/1968	72/285,223	11/20/1967	Active
TM	USA	TB Woods Enterprises, Inc.	Speedlign	2,991,827	9/6/2005	78/350,700	1/12/2004	Active
TM	USA	TB Woods Enterprises, Inc.	Sure Grip (Stylized)	645,415	5/14/1957	71/640,418	1/6/1953	Active
TM	USA	TB Woods Enterprises, Inc.	Sure-Flex	668,649	10/21/1958	72/043,720	1/9/1958	Active
TM	USA	TB Woods Enterprises, Inc.	Sure-Grip	646,423	6/4/1957	71/575,508	3/15/1949	Active

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status
TM	USA	TB Woods Enterprises, Inc.	Sure-Grip	1,109,150	12/19/1978	73/136,699	8/8/1977	Active
TM	USA	TB Woods Enterprises, Inc.	Ultra-V	1,001,969	1/21/1975	73/001,734	10/9/1973	Active
TM	USA	TB Woods Enterprises, Inc.	Ultra-V	1,001,970	1/21/1975	73/003,203	10/10/1973	Active
TM	USA	TB Woods Enterprises, Inc.	W TB Wood’s (and design)	2,059,245	5/6/1997	75/107,136	5/20/1996	Active
TM	USA	TB Woods Enterprises, Inc.	Woods@Work	2,801,090	12/30/2003	76/402,992	5/2/2002	Active
TM	USA	TB Woods Enterprises, Inc.	G-Flex	3,501,631	9/16/2008	77/397,102.	2/14/2008	Active
TM	USA	Inertia Dynamics, LLC	Unibrake	0809205	05/31/1966	72/219817	05/26/1965	Active
TM	USA	Warner Electric Technology LLC	WARNER ELECTRIC	0726202	01/09/1962	72105397	9/28/1960	Active
TM	USA	Warner Electric Technology LLC	WICHITA	1565483	11/14/1989	73753251	8/29/1988	Active
TM Appl.	USA	Kilian Manufacturing Corporation	HI-TECH WORRY BEADS			78/775,032	12/16/2005	Pending
TM Appl.	USA	Formsprag LLC	BC MA			77/649,950	1/15/2009	Pending
Unregistered TM	USA	Inertia Dynamics, LLC	IDI